                                                                    EXHIBIT 10.2


                       AMENDMENT TO TRANSACTION DOCUMENTS

     THIS AMENDMENT, dated as of June 30, 1997, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Term Loan Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilitics"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                    RECITALS:

     A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent,
(b) a Term Loan Agreement (as amended the "Term Loan Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Agent, ( c) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to tome, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent. The Credit Facilities have been amended by a letter agreement dated February 21, 1997 and by an Amendment to Transactions Documents dated as of May 1, 1997.

     B. The parties hereto desire to amend further the Credit Facilities as set forth herein.
     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. AMENDMENTS.

     (a) AMENDMENT OF CONSOLIDATED FUNDED DEBT RATIO (ADJUSTED) FOR QUARTERS ENDING JUNE 30, 1997 AND SEPTEMBER 30, 1997. Section 7.01(c) of each Credit Facility is hereby amended by deleting the two lines reading as follows (ignoring the caption, which is set forth below only for reference purposes):

       Fiscal quarter ending on       Consolidated Funded Debt Ration Adjusted)
       a date in the following        for the four fiscal quarters ending
       period (inclusive)             on such date shall not be greater than
       ------------------             --------------------------------------

       June 30, 1997 through September 29, 1997                  5.75
       September 30, 1997 through December 30, 1997              5.50

and replacing them with the following lines (ignoring the caption, which is set forth below only for reference purposes):

       Fiscal quarter ending on       Consolidated Funded Debt Ration Adjusted)
       a date in the following        for the four fiscal quarters ending
       period (inclusive)             on such date shall not be greater than
       ------------------             --------------------------------------

       June 30, 1997 through September 29, 1997                  6.35
       September 30, 1997 through December 30, 1997              6.00


     (b) RELATED AMENDMENT TO COVENANT RELATING TO DIVIDENDS, ETC. Section 7.06(a)(iii) of each Credit Facility is hereby amended by inserting the following immediately before the semicolon at the end thereof: "(provided, that for the purpose of determining pro forma compliance with Section 7.01 ( c), section 7.01(c) shall be applied as if it required the Consolidated Funded Debt Ratio (Adjusted) for the four fiscal quarters ending on June 30, 1997 to be no greater than 5.75 and the consolidated Funded Debt Ratio (Adjusted for the four fiscal quarters ending on September 30, 1997 to be no greater than 5.50)".

                                                                    EXHIBIT 10.2


     Section 2. EFFECTIVENESS AND EFFECT, ETC.

     (a) EFFECTIVENESS. This Amendment shall become effective, with effect as of June 30, 1997, on the day on which Mellon Bank, N.A., as Agent under each Credit Facility, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each Credit Facility.

     (b) EFFECT. The Revolving Credit Agreement, the Term Loan Agreement and the Note Backup Agreement, as amended by the letter agreement dated February 21, 1997 and by the Amendment to Transaction Documents dated as of May 1, 1997, and as further amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any Credit Facility or constitute a waiver of any provision of any Credit Facility.

     SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposed only and shall not affect the interpretation of the Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, and without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      PRIMARK CORPORATION


                                      By: /s/ STEPHEN H. CURRAN
                                          -----------------------------------
                                      Name: Stephen H. Curran
                                      Title: Chief Financial Officer



                                      MELLON BANK, N.A.,
                                      individually and as Agent under each
                                      Credit Facility


                                      By: /s/ R. JANE WESTRICH
                                          ------------------------------------
                                      Name: R. Jane Westrich
                                      Title: Vice President



CONSENTED AND AGREED:

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ ROBERTA F. KEELER
    ----------------------------------
Name: Roberta F. Keeler
Title: Vice President

                                                                    EXHIBIT 10.2



MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:
    ---------------------------------
Name:
Title:


THE ROYAL BANK OF SCOTLAND, PLC

By:
    ---------------------------------
Name:
Title:


THE CHASE MANHATTAN BANK

By:
    ---------------------------------
Name:
Title:


BANK OF TOKYO - MITSUBISH TRUST COMPANY

By:
    ---------------------------------
Name:
Title:


FIRST AMERICAN NATIONAL BANK

By:
    ---------------------------------
Name:
Title:



THE FUJI BANK, LIMITED

By:
    ---------------------------------
Name:
Title:



WACHOVIA BANK OF GEORGIA, N.A.

By:
    ---------------------------------
Name:
Title:





WACHOVIA BANK OF GEORGIA, N.A.

By: /s/
    ---------------------------------
Name:
Title: